Exhibit 32.0

Section 1350 Certification of Chief Executive Officer and Chief Financial Officer

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADDED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Naugatuck Valley Financial Corporation (the “Company”) on Form 10-K for the period ended December 31, 2012 as filed with the Securities and Exchange Commission (the “Report”), the undersigned hereby certifies U.S.C. §1350, as added by § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company, as of and for the period covered by the Report.

/s/ William C. Calderara
William C. Calderara
President and Chief Executive Officer

/s/ Thomas Van Lenten
Thomas Van Lenten
Chief Financial Officer

April 1, 2013